EXHIBIT 10.1

                            COMPANY VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "AGREEMENT") is made and entered into as of December 14, 2006 by and between Intuit Inc., a Delaware corporation ("PARENT"), and the undersigned stockholder (the "STOCKHOLDER") of Electronic Clearing House, Inc., a Nevada corporation (the "COMPANY").

                                    RECITALS:

         A. Parent, the Company and Merger Sub have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), which provides for the merger (the "MERGER") of Merger Sub with and into the Company, pursuant to which all outstanding capital stock of the Company will be converted into the right to receive a cash payment, as set forth in the Merger Agreement.

         B. The Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of such number of shares of the outstanding capital stock of the Company, and such number of shares of capital stock of the Company issuable upon the exercise of outstanding options and warrants, as is indicated on the signature page of this Agreement.

         C. In consideration of the execution of the Merger Agreement by Parent, the Stockholder (in his or her capacity as such) has agreed to vote the Shares (as defined below) so as to facilitate consummation of the Merger.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

                  (a) "EXPIRATION DATE" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to its terms, or (ii) such date and time as the Merger shall become effective in accordance with the terms and conditions set forth in the Merger Agreement.

                  (b) "PERSON" shall mean any individual, corporation (including any not-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, limited liability company, trust, company (including any limited liability company or joint stock company), association, organization, entity, or governmental authority.

                  (c) "SHARES" shall mean: (i) all securities of the Company (including all shares of capital stock of the Company and all options, warrants and other rights to acquire shares of capital stock of the Company) owned by the Stockholder as of the date of this Agreement, and
         (ii) all


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         additional  securities of the Company  (including all additional shares of capital stock of the Company and all additional options, warrants and other rights to acquire shares of capital stock of the Company) of which the Stockholder acquires beneficial ownership during the period commencing with the execution and delivery of this Agreement until the Expiration Date.

                  (d)  TRANSFER.  A person  shall be deemed to have  effected  a
         "TRANSFER" of a security if such person directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to, establishes an open "put equivalent position" within the meaning of Rule 16a-h under the Exchange Act, transfers or otherwise disposes of such security or any interest therein (including the economic consequences of ownership), or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, establishment of a "put equivalent position" with respect to, transfer of or other disposition of such security or any interest therein (including the economic consequences of ownership).

         2. TRANSFER OF SHARES.

                  (a) TRANSFER OF SHARES. The Stockholder hereby agrees that, at all times during the period commencing with the execution and delivery of this Agreement until the Expiration Date, the Stockholder shall not cause or permit any Transfer of any of the Shares to be effected or make any offer regarding any Transfer of any of the Shares; PROVIDED, HOWEVER, that the Stockholder may Transfer Shares to a family member or trust for estate planning purposes, provided that, as a condition to any such Transfer to a family member or trust, the transferee has agreed with Parent in writing to be bound by the terms of this Agreement (including granting a Proxy as contemplated hereby) and to hold such Shares subject to all the terms and provisions of this Agreement.

                  (b) TRANSFER OF VOTING RIGHTS. The Stockholder hereby agrees that, at all times commencing with the execution and delivery of this Agreement until the Expiration Date, the Stockholder shall not deposit, or permit the deposit of, any Shares in a voting trust, grant any proxy in respect of the Shares, or enter into any voting agreement or similar arrangement, commitment or understanding in a manner inconsistent with the terms of SECTION 3 hereof or otherwise in contravention of the obligations of the Stockholder under this Agreement, with respect to any of the Shares.

         3. AGREEMENT TO VOTE SHARES. Until the Expiration Date, at every meeting of stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to any of the following, the Stockholder shall vote, to the extent not voted by the person(s) appointed under the Proxy (as defined in SECTION 4 hereof), the
Shares:

                  (a) in favor of approval of the Merger;

                  (b) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the transactions contemplated by the Merger Agreement, and against any action or agreement that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company in the Merger Agreement; and


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                  (c)  against  any  Acquisition  Proposal  or (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement) any other: (A) merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) sale, lease or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) material change in the capitalization of the Company or any subsidiary of the Company, or the corporate structure of the Company or any subsidiary of the Company, or (E) action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement.

         4. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to Parent a proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be irrevocable to the fullest extent permissible by applicable law, with respect to the Shares.

         5. NO SOLICITATION. The Stockholder hereby represents and warrants that he or she has read Section 5.4 of the Merger Agreement and agrees to be bound by the provisions of such section.

         6. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder hereby represents and warrants to Parent that, as of the date hereof and at all times until the Expiration Date, (i) the Stockholder is (and will be) the beneficial owner of the shares of capital stock of the Company, and the options, warrants and other rights to purchase shares of capital stock of the Company, set forth on signature page of this Agreement, with full power to vote or direct the voting of the Shares for and on behalf of all beneficial owners of the Shares; (ii) the Shares are (and will be) free and clear of any liens, pledges, security interests, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances of any kind or nature (each an "ENCUMBRANCE");
(iii) the Stockholder does not as of the date of this Agreement beneficially own any securities of the Company other than the shares of capital stock of the Company, and options, warrants and other rights to purchase shares of capital stock of the Company, set forth on the signature page of this Agreement; (iv) the Stockholder has (and will have) full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy; (v) the Stockholder agrees that it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental entity, which (a) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (b) alleges that the execution and delivery of this Agreement by the Stockholder, either alone or together with the other Company voting agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the approval of the Merger Agreement by the board of directors of the Company, breaches any fiduciary duty of the board of directors of the Company or any member thereof; (vi) the execution, delivery and performance of this Agreement by the Stockholder and the proxy contained herein does not violate or breach, and will not give rise to any violation or breach of, the Stockholder's certificate of formation or limited liability company agreement or other organizational documents (if the Stockholder is not an individual), or any law, contract, instrument, arrangement or agreement by which such Stockholder is bound; (vii) this Agreement has been duly executed by the Stockholder and constitutes the valid and legally binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except to the extent that the enforceability thereof may be limited by


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


bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity and the availability of equitable remedies may be limited by equitable principles of general applicability; and
(viii) the execution, delivery and performance of this Agreement and the proxy contained herein do not, and performance of this Agreement will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority (other than any necessary filing under the Exchange Act), domestic or foreign.

         7. CONSENT AND WAIVER. The Stockholder (not in his or her capacity as a director or officer of the Company) hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party, or pursuant to any rights Stockholder may have. The Stockholder further consents and authorizes Parent and Company to publish and disclose in the Proxy Statement (including all documents filed with the SEC in connection therewith) its identity and ownership of the Shares and the nature of its commitments, arrangements and understandings under this Agreement.

         8. LEGENDING OF SHARES. If so requested by Parent, the Stockholder hereby agrees that the Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy.

         9. TERMINATION. This Agreement shall terminate and be of no further force or effect as of the Expiration Date.

         10. APPRAISAL RIGHTS. The Stockholder irrevocably waives and agrees not to exercise any rights (including, without limitation, under Sections 92A.300 through 92A.500 of the Nevada Revised Statutes) to demand appraisal of any of the Shares which may arise with respect to the Merger.

         11.  MISCELLANEOUS.

                  (a) WAIVER. No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall not be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement. Any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

                  (b) SEVERABILITY. In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.


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


                  (c) BINDING EFFECT; ASSIGNMENT. This Agreement and all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the Stockholder may be assigned to any other person without the prior written consent of Parent.

                  (d) AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

                  (e)  SPECIFIC  PERFORMANCE;  INJUNCTIVE  RELIEF.  Each  of the
         parties hereto hereby acknowledge that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of Parent and to preserve for Parent the benefits of the Merger; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique, and extraordinary value; and (iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to Parent which cannot be adequately compensated by a monetary award. Accordingly, Parent and the Stockholder hereby expressly agree that in addition to all other remedies available at law or in equity, Parent shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.

                  (f) GOVERNING LAW. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                  (g) ENTIRE AGREEMENT. This Agreement and the Proxy and the other agreements referred to in this Agreement set forth the entire agreement and understanding of Parent and the Stockholder with respect to the subject matter hereof and thereof, and supersede all prior discussions, agreements and understandings between Parent and the Stockholder, both oral and written, with respect to the subject matter hereof and thereof.

                  (h) NOTICES. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained  in a  written  instrument  and  shall  be  deemed  given  if
         delivered  personally,   telecopied,   sent  by   nationally-recognized
         overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the respective parties at the following address (or at such other address for a party as shall be specified by like notice):

                  If to Parent:      Intuit Inc.
                                     2632 Marine Way
                                     Mountain View, CA 94043


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


                                     Attention: General Counsel
                                     Telephone No.: (650) 944-6000
                                     Telecopy No.: (650) 944-6622

                  with a copy to:    O'Melveny & Myers LLP
                                     Embarcadero Center West
                                     275 Battery Street, Suite 2600
                                     San Francisco, California 94111
                                     Attention:        Michael S. Dorf, Esq.
                                     Telephone No.:  (415) 984-8700
                                     Telecopy No.:  (415) 984-8701

                  If to the Stockholder: To the address for notice set forth on the signature page hereof.

                  (i) FURTHER ASSURANCES. The Stockholder (in his or her capacity as such) shall execute and deliver any additional certificate, instruments and other documents, and take any additional actions, as Parent may deem necessary or desirable, in the reasonable opinion of Parent, to carry out and effectuate the purpose and intent of this Agreement.

                  (j) HEADINGS. The section headings set forth in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement in any manner.

                  (k) COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  (l) RULES OF CONSTRUCTION. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

                  (m) EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

                  (n) WAIVER OF JURY TRIAL. Each of Parent, Company and Stockholder hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this agreement.


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


         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.



                                INTUIT INC.



                                By:
                                     -------------------------------------------
                                     Signature of Authorized Signatory

                                Name:
                                     -------------------------------------------

                                Title:
                                      ------------------------------------------


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


                                STOCKHOLDER:



                                By:
                                     -------------------------------------------
                                     Signature

                                Name:

                                Title:
                                      ------------------------------------------




                                Print Address


                                Telephone


                                Facsimile No.

                                Shares beneficially owned:

                                __________ shares of Company capital stock

                                __________ shares of Company capital stock issuable upon the exercise of outstanding options, warrants or other rights


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


                                    EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned stockholder of Electronic Clearing House, Inc., a Nevada corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints the directors of the Board of Directors of Intuit Inc., a Delaware corporation ("PARENT"), and each of them, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "SHARES") in accordance with the terms of this irrevocable proxy (the "PROXY"). The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Proxy are listed on the final page of this Proxy. Upon the execution of this Proxy by the undersigned, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and between Parent and the undersigned stockholder (the "VOTING AGREEMENT"), and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger (the "MERGER AGREEMENT"), by and among Parent, Elan Acquisition Corporation, a Nevada corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), and the Company, which provides for the merger of Merger Sub with and into the Company in accordance with its terms (the "MERGER"). As used herein, the term "EXPIRATION DATE" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to its terms, or (ii) such date and time as the Merger shall become effective in accordance with the terms and conditions set forth in the Merger Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting:

                  (i) in favor of approval of the Merger;

                  (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the transactions contemplated by the Merger Agreement, and against any action or agreement that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company in the Merger Agreement; and

                  (iii) against any Acquisition Proposal or (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement) any other: (A) merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) sale, lease or transfer of any significant part of the assets of the Company or any subsidiary of the Company,
(C) reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) material change in the capitalization of the Company or any subsidiary of the Company, or the corporate structure of the Company or any subsidiary of the Company, or (E) action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement.

         The attorneys-in-fact and proxies named above may not exercise this Proxy on any other matter except as provided above.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.



Dated:  __________________  ____, 2006

                         Signature of Stockholder:
                                                  ------------------------------

                         Print Name of Stockholder:
                                                   -----------------------------

                         Shares beneficially owned:

                                ________ shares of Company capital stock

                                ________  shares of the  Company  capital  stock
                                issuable   upon  the  exercise  of   outstanding
                                options, warrants or other rights